SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM 8-K
                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                             February 20, 2001
                             -----------------
              Date of Report (Date of earliest event reported)


                  INTERNATIONAL FLAVORS & FRAGRANCES INC.
                  ---------------------------------------
           (Exact name of registrant as specified in its charter)

                                  New York
                                  --------
               (State or other jurisdiction of incorporation)


                 1-4858                             13-1432060
                 ------                             ----------
       (Commission File Number)        (IRS Employer Identification No.)


       521 West 57th Street, New York, New York          10019
       ----------------------------------------          -----
       (Address of principal executive offices)        (Zip Code)


                               (212) 765-5500
                               --------------
            (Registrant's telephone number, including area code)



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits:

            Exhibit No.    Description
            -----------    -----------
            99.1           Press Release, dated February 20, 2001

            99.2           Transcript of conference call held on
                           February 20, 2001

ITEM 9.  REGULATION FD DISCLOSURE.

      On February 20, 2001, International Flavors & Fragrances Inc. ("IFF") issued a press release discussing its integration of Bush Boake Allen Inc., the progress of its reorganization plan announced on October 5, 2000 and its perspectives on 2001. IFF also announced a conference call to discuss the contents of the press release and a live broadcast of the conference call over the Internet. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

      On February 20, 2001, at 10:00 a.m., IFF held a conference call to discuss the contents of its February 20, 2001 press release. The conference call was broadcast over the Internet and is available for replay at www.iff.com. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.



                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              INTERNATIONAL FLAVORS & FRAGRANCES INC.


                              By: /s/ Stephen A. Block
                                 ------------------------------------
                                 Name:  Stephen A. Block
                                 Title: Senior Vice President,
                                        General Counsel and Secretary


Dated:  March 2, 2001




                                EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
99.1              Press Release, dated February 20, 2001

99.2              Transcript of conference call held on February 20, 2001